SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2006
COMPASS BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-31272	63-0593897

(State or other jurisdiction	(Commission File	(IRS Employer Identification
of incorporation)	Number)	No.)

15 South 20th Street, Birmingham, Alabama		35233

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:     (205) 297-3000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
     On March 17, 2006, the Audit Committee of the Board of Directors of Compass Bancshares, Inc. (the “Company”) announced that it elected not to renew the engagement of its independent registered public accountants, PricewaterhouseCoopers LLP (“PwC”), on March 16, 2006, and selected Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered public accountants for 2006.
     This announcement was filed on Form 8-K on March 17, 2006. The Company provided PwC with a copy of the Form 8-K filed on March 17, 2006 and requested a letter from PwC stating its agreement with the statements contained therein that related to PwC. This letter is attached as Exhibit 16.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits:

16	Letter dated March 20, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding change in certifying accountant.
Exhibit Index

Exhibit No.	Description of Document
16	Letter dated March 20, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding the change in certifying accountant

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: March 20, 2006

COMPASS BANCSHARES, INC.
By:	/s/ Kirk P. Pressley
Kirk P. Pressley
Chief Accounting Officer